LVIP SSGA Small-Cap Index Fund Supplement Dated May 1, 2018 to the Summary Prospectus Dated May 1, 2018

This Supplement updates certain information in the Summary Prospectus for the LVIP SSGA Small-Cap Index Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus or Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Summary Prospectus for the Fund are effective May 1, 2018.

The following replaces the footnote after the last paragraph under Principal Investment Strategies on page 2:

* The Fund has been developed solely by the Trust. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the Russell 2000® Index vest in the relevant LSE Group company which owns the index. Russell® is a trade mark of the relevant LSE Group company and is used by any other LSE Group company under license. The Russell 2000® Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Russell 2000® Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Russell 2000® Index for the purpose of which it is being put by the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS AND OTHER

IMPORTANT RECORDS